Subsequent events	6 Months Ended
Feb. 28, 2023
Subsequent Events
Subsequent events

28. Subsequent events

The Company has evaluated subsequent events from the balance sheet date through April 17, 2023, the date at which the unaudited interim condensed consolidated financial statements were available to be issued and determined there were no additional items to be disclosed except for the transaction described below.

Arrangement Agreement

GameSquare Holdings, Inc. (formerly Engine Gaming and Media, Inc.), completed its previously announced plan of arrangement with GameSquare Esports Inc. (“GSQ”) on April 11, 2023, resulting in the Company acquiring all the issued and outstanding securities of GSQ. The combined entity is now known as GameSquare Holdings, Inc. with shares traded on the Nasdaq Capital Market and TSX Venture Exchange under the ticker symbol GAME.

GameSquare Holdings, Inc.

(formerly Engine Gaming & Media, Inc.)

Notes to the Interim Condensed Consolidated Financial Statements

For the three and six months ended February 28, 2023, and 2022

(Unaudited)

(Expressed in United States Dollars)

The Company and GSQ entered into a definitive arrangement agreement dated December 7, 2022, to combine their businesses via an all-share deal, whereby each common share of GameSquare will be exchanged for 0.08262 common shares of the Company (on a pre-Consolidation basis).

Public Offering and Share Consolidation

Prior to the closing of the Arrangement, the Company closed a public offering of 7,673,000 subscription receipts (the “Subscription Receipts”) at an issue price of US$1.25 per Subscription Receipt, including the partial exercise of the over-allotment option, for aggregate gross proceeds of US$9.59 million. As a result of the closing of the Arrangement, the Subscription Receipts were consolidated on the same ratio as the Consolidation (as discussed below) and automatically exchanged on a one-to-one basis for common shares of the Company without any further action on the part of the holder and without payment of additional consideration.

On April 10, 2023, the Company enacted a reverse stock split to consolidate (the “Consolidation”) the Company’s outstanding common shares on the basis of one new common share for every four existing common shares. As a result, the Company has approximately 12.9 million shares outstanding following completion of the Consolidation, the Arrangement and the conversion of the Subscription Receipts.

GameSquare Board of Directors and Management Team

The board of directors of GameSquare includes Justin Kenna, Tom Walker, Travis Goff, Jerami Gorman, Tom Rogers (Executive Chairman), Lou Schwartz, and Stu Porter.

The management team of GameSquare includes Justin Kenna as Chief Executive Officer, Lou Schwartz as President, Mike Munoz as Chief Financial Officer, Sean Horvath as Chief Revenue Officer, Paolo DiPasquale as Chief Strategy Officer, Tyler “Ninja” Blevins as Chief Innovation Officer, John Wilk as General Counsel, and Matt Ehrens as Chief Technology Officer.

Shares for Debt Settlement

The Company announced on March 23, 2023, that it has completed its shares for debt transaction whereby an aggregate of US$305,137 of the Company’s outstanding debt was extinguished by way of the issuance of 200,000 common shares in the capital of the Company (the “Shares”) at a deemed price of US$1.525 (CDN$2.04) per Share. The Company has also issued 100,000 common shares to fully settle an outstanding litigation matter. The Shares issued pursuant to the shares for debt transactions are subject to a four month plus one day hold period expiring on July 23, 2023.